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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To GulfMark Offshore, Inc.:

         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, File No. 333-33719 and Form S-4, File No. 333-59415.






Arthur Andersen LLP


Houston, Texas
March 24, 1999